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                                                                EXHIBIT 23.3


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 20, 1995 incorporated by reference in Employee Benefit Plans, Inc. Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.

                                                    /s/ Arthur Andersen LLP
                                                    ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
September 15, 1995